Exhibit 10.23

CIG WIRELESS CORP. SECURITY AGREEMENT

THIS SECURITY AGREEMENT (“Agreement”) is made and entered into as of the 29th day of March, 2012, by and among CIG Wireless Corp., a Nevada corporation (the “Borrower”), and the undersigned lenders, in the capacity as collateral agent (in such capacity, the “Collateral Agent”) and as lenders (the “Lenders”).

WITNESSETH:

WHEREAS, the Borrower has issued an Convertible Secured Note (the “Note”) to the Lenders in the principal amount as set forth on the signature page hereto;

WHEREAS, the Borrower has agreed to grant a security interest in and to the Collateral (as defined in this Agreement) to the Lenders pursuant to the Note on the terms and conditions set forth in this Agreement;

NOW, THEREFORE, for and in consideration of the issuance of the Note, the other premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the parties covenant and agree as follows:

1.                  Definitions. In addition to the words and terms defined elsewhere in this Agreement, the following words and terms shall have the following meanings, unless the context otherwise clearly requires:

“Accounts” shall have the meaning given to that term in the Code and shall include without limitation all rights of the Borrower, whenever acquired, to payment for goods sold or leased or for services rendered, whether or not earned by performance.

“Chattel Paper” shall have the meaning given to that term in the Code and shall include without limitation all writings owned by the Borrower, whenever acquired, which evidence both a monetary obligation and a security interest in or a lease of specific goods.

“Code” shall mean the Uniform Commercial Code as in effect on the date of this Agreement and as amended from time to time, of the state or states having jurisdiction with respect to all or any portion of the Collateral from time to time.

“Collateral” shall mean (i) all tangible and intangible assets of the Borrower and its subsidiaries, including, without limitation, collectively the Accounts, Chattel Paper, Deposit Accounts, Documents, Equipment, Fixtures, General Intangibles, Instruments, Intellectual Property, Inventory and Investment Property of the Borrower and its subsidiaries, and (ii) Proceeds of each of them.

“Deposit Accounts” shall have the meaning given to that term in the Code and shall include a demand, time, savings, passbook or similar account maintained with a bank,

savings bank, savings and loan association, credit union, trust company or other organization that is engaged in the business of banking.

“Documents” shall have the meaning given to that term in the Code and shall include without limitation all warehouse receipts (as defined by the Code) and other documents of title (as defined by the Code) owned by the Borrower, whenever acquired.

“Equipment” shall have the meaning given to that term in the Code and shall include without limitation all goods owned by the Borrower, whenever acquired and wherever located, used or brought for use primarily in the business or for the benefit of the Borrower and not included in Inventory of the Borrower, together with all attachments, accessories and parts used or intended to be used with any of those goods or Fixtures, whether now or in the future installed therein or thereon or affixed thereto, as well as all substitutes and replacements thereof in whole or in part.

“Event of Default” shall mean (i) any of the Events of Default described in the Note or the Loan Documents, or (ii) any default by the Borrower in the performance of its obligations under this Agreement.

“Fixtures” shall have the meaning given to that term in the Code, and shall include without limitation leasehold improvements.

“General Intangibles” shall have the meaning given to that term in the Code and shall include, without limitation, all leases under which the Borrower now or in the future leases and or obtains a right to occupy or use real or personal property, or both, all of the other contract rights of the Borrower, whenever acquired, and customer lists, choses in action, claims (including claims for indemnification), books, records, patents, copyrights, trademarks, blueprints, drawings, designs and plans, trade secrets, methods, processes, contracts, licenses, license agreements, formulae, tax and any other types of refunds, returned and unearned insurance premiums, rights and claims under insurance policies, and computer information, software, records and data, and oil, gas, or other minerals before extraction now owned or acquired after the date of this Agreement by the Borrower.

“Instruments” shall have the meaning given to that term in the Code and shall include, without limitation, all negotiable instruments (as defined in the Code), all certificated securities (as defined in the Code) and all other writings which evidence a right to the payment of money now or after the date of this Agreement owned by the Borrower.

“Inventory” shall have the meaning given to that term in the Code and shall include without limitation all goods owned by the Borrower, whenever acquired and wherever located, held for sale or lease or furnished or to be furnished under contracts of service, and all raw materials, work in process and materials owned by the Borrower and used or consumed in the Borrower’s business, whenever acquired and wherever located.

“Investment Property,” “Securities Intermediary” and “Commodities Intermediary” each shall have the meaning set forth in the Code.

“Loan Documents” shall mean collectively, this Agreement, the Note, and all other agreements, documents and instruments executed and delivered in connection therewith, as each may be amended, supplemented or modified from time to time.

“Permitted Liens” shall mean all (i) all existing liens on the assets of the Borrower which exist as of the date hereof; (ii) all purchase money security interests hereinafter incurred by the Borrower in the ordinary course of business; and (iii) any and all security interests and liens arising on or after the date hereof in respect of the Collateral which are attributable to any and all credit facilities provided to the Company or its subsidiaries in excess of five million U.S. Dollars ($5,000,000) (each, a “Credit Facility”).

“Proceeds” shall have the meaning given to that term in the Code and shall include without limitation whatever is received when Collateral or Proceeds are sold, exchanged, collected or otherwise disposed of, whether cash or non-cash, and includes without limitation proceeds of insurance payable by reason of loss of or damage to Collateral.

Capitalized terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Code.

2.                  Security Interest.

(a)        Subject to priority of rights by the holders of the Permitted Liens, as security for the full and timely payment of the Note, the Borrower agrees that the Lenders shall have, and the Borrower shall grant and convey to and create in favor of the Lenders, subject to all other provisions of this Agreement, a security interest under the Code in and to the Collateral, whether now owned or existing or hereafter acquired or arising and regardless of where located. The security interest granted to the Lenders in this Agreement shall be a first priority security interest, prior and superior to the rights of all third parties existing on or arising after the date of this Agreement, subject to the Permitted Liens.  For purposes of clarity and notwithstanding anything to the contrary herein, the Note and the Collateral are expressly subordinate to any and all security interests and liens in respect of the Permitted Liens in the Collateral arising or attributable to the Credit Facility.  Lenders hereby agree to postpone and subordinate the payment of all indebtedness evidenced by the Note to the payment of any and all Credit Facility indebtedness, including, without limitation, subordinating any and all security interests granted in favor of the Lenders with respect to the Collateral to the holder(s) of Credit Facility indebtedness.  Lenders hereby agree to promptly execute and deliver to the Company any and all further subordination covenants and agreements requested by the Company in connection with such Credit Facility.

3.                  Provisions Applicable to the Collateral. The parties agree that the following provisions shall be applicable to the Collateral, except to the extent of all Permitted Liens in the Collateral:

(a) The Borrower covenants and agrees that at all times during the term of this Agreement it shall keep accurate and complete books and records concerning the Collateral that is now owned by the Borrower.

(b) The Lenders or their representatives shall have the right, upon reasonable prior written notice to the Borrower and during the regular business hours of the Borrower, to examine and inspect the Collateral and to review the books and records of the Borrower concerning the Collateral that is now owned or acquired after the date of this Agreement by the Borrower and to copy the same and make excerpts therefrom; provided, however, that from and after the occurrence of an Event of Default, the rights of inspection and entry shall be subject to the requirements of the Code.

(c) The Borrower shall at all times during the term of this Agreement keep the Equipment, Inventory and Fixtures in the locations that are now owned by the Borrower.

(d) The Borrower shall not move the location of its principal executive offices without prior written notification to the Lenders.

(e) Without the prior written consent of the Lenders, the Borrower shall not sell, lease or otherwise dispose of any Equipment or Fixtures, except in the ordinary course of their business.

(f) Promptly upon request of the Lenders from time to time, the Borrower shall furnish the Lenders with such information and documents regarding the Collateral and the Borrower’s financial condition, business, assets or liabilities, at such times and in such form and detail as the Lenders may reasonably request.

(g) During the term of this Agreement, the Borrower shall deliver to the Lenders, upon their reasonable, written request from time to time, without limitation,

(i) all invoices and customer statements rendered to account debtors, documents, contracts, chattel paper, instruments and other writings pertaining to the Borrower’s contracts or the performance of the Borrower’s contracts,

(ii) evidence of the Borrower’s accounts and statements showing the aging, identification, reconciliation and collection thereof, and

(iii) reports as to the Borrower’s inventory and sales, shipment, damage or loss thereof, all of the foregoing to be certified by authorized officers or other employees of the Borrower, and Borrower shall take all necessary action during the term of this Agreement to perfect any and all security interests in favor of the Borrower and to assign to Lenders all such security interests in favor of the Borrower.

(h) Notwithstanding the security interest in the Collateral granted to and created in favor of the Lenders under this Agreement, the Borrower shall have the right until one or more Events of Default shall occur, at their own cost and expense, to collect the Accounts and the Chattel Paper and to enforce their contract rights.

(i) After the occurrence of an Event of Default, the Collateral Agent shall have the right, in its sole discretion, to give notice of the Lenders’ security interest to account debtors obligated to the Borrower and, subject to the rights of the holders of the Permitted Liens, to take over and direct collection of the Accounts and the Chattel Paper, to notify such account debtors to make payment directly to the Lenders and to enforce payment of the Accounts and the Chattel Paper and to enforce the Borrower’s contract rights. It is understood and agreed by the Borrower that the Collateral Agent shall have no liability whatsoever under this subsection except (i) to the holders of the Permitted Liens and (ii) for its own gross negligence or willful misconduct.

(j) At all times during the term of this Agreement, the Borrower shall promptly deliver to the Collateral Agent, upon their written request, all existing leases, and all other leases entered into by the Borrower from time to time, covering any Equipment or Inventory (“Leased Inventory”) which is leased to third parties.

(k) The Borrower shall not change its name, entity status, federal taxpayer identification number, or provincial organizational or registration number, or the state under which it is organized without the prior written consent of the Lenders, which consent shall not be unreasonably withheld.

(l)    [Intentionally Omitted]

(m) The Borrower shall cooperate with the Lenders, at the Borrower’s reasonable expense, in perfecting Lenders’ security interest in any of the Collateral.

(n) Subject to the rights of the holders of the Permitted Liens, the Collateral Agent may file any necessary financing statements and other documents the Collateral Agent deems reasonably necessary in order to perfect Lenders’ security interest without the Borrower’s signature. The Borrower grants to the Collateral Agent a power of attorney for the sole purpose of executing any documents on behalf of the Borrower which the Collateral Agent deems reasonably necessary to perfect Lenders’ security interest. Such power, coupled with an interest, is irrevocable.

4.                  Actions with Respect to Accounts. The Borrower irrevocably makes, constitutes and appoints the Collateral Agent its true and lawful attorney-in-fact with power to sign its name and, subject to the rights of the holders of the Permitted Liens, to take any of the following actions after the occurrence and prior to the cure of an Event of Default, at any time without notice to the Borrower and at the Borrower’s reasonable expense:

(a) Verify the validity and amount of, or any other matter relating to, the Collateral by mail, telephone, telegraph or otherwise;

(b) Notify all account debtors that the Accounts have been assigned to the Lenders and that the Lenders have a security interest in the Accounts;

(c) Direct all account debtors to make payment of all Accounts directly to the Lenders;

(d) Take control in any reasonable manner of any cash or non-cash items of payment or proceeds of Accounts;

(e) Receive, open and respond to all mail addressed to the Borrower;

(f) Take control in any manner of any rejected, returned, stopped in transit or repossessed goods relating to Accounts;

(g) Enforce payment of and collect any Accounts, by legal proceedings  or otherwise, and for such purpose the Lenders may:

(1) Demand payment of any Accounts or direct any account debtors to make payment of Accounts directly to the Lenders;

(2) Receive and collect all monies due or to become due to the Borrower pursuant to the Accounts;

(3) Exercise all of the Borrower’s rights and remedies with respect to the collection of Accounts;

(4)  Settle, adjust, compromise, extend, renew, discharge or release Accounts in a commercially reasonable manner;

(5) Sell or assign Accounts on such reasonable terms, for such reasonable amounts and at such reasonable times as the Lenders reasonably deem advisable;

(6) Prepare, file and sign the Borrower’s name or names on any Proof of Claim or similar documents in any proceeding filed under federal or state bankruptcy, insolvency, reorganization or other similar law as to any account debtor;

(7) Prepare, file and sign the Borrower’s name or names on any notice of lien, claim of mechanic’s lien, assignment or satisfaction of lien or mechanic’s lien or similar document in connection with the Collateral;

(8) Endorse the name of the Borrower upon any chattel papers, documents, instruments, invoices, freight bills, bills of lading or similar documents or agreements relating to Accounts or goods pertaining to Accounts or upon any checks or other media of payment or evidence of a security interest that may come into the Lenders’ possession;

(9) Sign the name or names of the Borrower to verifications of Accounts and notices of Accounts sent by account debtors to the Borrower; or

(10) Take all other actions that the Lenders reasonably deem to be necessary or desirable to protect the Borrower’s interest in the Accounts.

(h) Negotiate and endorse any Document in favor of the Lenders or their designees, covering Inventory which constitutes Collateral (except for Collateral subject to Permitted Liens), and related documents for the purpose of carrying out the provisions of this Agreement and taking any action and executing in the name(s) of Borrower any instrument which the Lenders may reasonably deem necessary or advisable to accomplish the purpose hereof. Without limiting the generality of the foregoing, the Collateral Agent shall have the right and power, subject to the rights of the holders of the Permitted Liens, to receive, endorse and collect checks and other orders for the payment of money made payable to the Borrower representing any payment or reimbursement made under, pursuant to or with respect to, the Collateral (except Collateral subject to Permitted Liens) or any part thereof and to give full discharge to the same. Subject to the rights of the holders of the Permitted Liens, the Borrower does hereby ratify and approve all acts of said attorney and agrees that said attorney shall not be liable for any acts of commission or omission, nor for any error of judgment or mistake of fact or law, except for said attorney’s own gross negligence or willful misconduct. This power, being coupled with an interest, is irrevocable until the Note is paid in full (at which time this power shall terminate in full) and the Borrower shall have performed all of its obligations under this Agreement. The Borrower further agrees to use its reasonable efforts to assist the Collateral Agent in the collection and enforcement of the Accounts (except Collateral subject to Permitted Liens) and will not hinder, delay or impede the Lenders in any manner in its collection and enforcement of the Accounts.

5.                  Preservation and Protection of Security Interest. The Borrower represents and warrants that it has, and covenants and agrees that at all times during the term of this Agreement, subject to the Permitted Liens, it will have, good and marketable title to the Collateral now owned by it free and clear of all mortgages, pledges, liens, security interests, charges or other encumbrances, except for the Permitted Liens, and shall defend the Collateral (except Collateral subject to Permitted Liens) against the claims and demands of all persons, firms and entities whomsoever. Assuming Lenders have taken all required action, subject to the Permitted Liens, to perfect a security interest in the Collateral as provided by the Code, the Borrower represents and warrants that as of the date of this Agreement the Lenders have, and that all times in the future the Lenders will have, subject to the rights of the holders of the Permitted Liens, a first priority perfected security interest in the Collateral, prior and superior to the rights of all third parties in the Collateral existing on the date of this Agreement or arising after the date of this Agreement. Except as permitted by this Agreement, the Borrower covenants and agrees that it shall not, without the prior written consent of the Lenders (i) borrow against the Collateral or any portion of the Collateral from any other person, firm or entity, except for borrowings which are subordinate to the rights of the Lenders, (ii) grant or create or permit to attach or exist any mortgage, pledge, lien, charge or other encumbrance, or security interest on, of or in any of the Collateral or any portion of the Collateral except those in favor of the Lenders or the Permitted Liens, (iii) permit any levy or attachment to be made against the Collateral or any portion of the Collateral, except those subject to the Permitted Liens, or (iv) permit any financing statements to be on file with respect to any of the Collateral, except financing statements in favor of the Lenders or those with respect to the Permitted Liens. The Borrower shall faithfully preserve and protect the Lenders’ security interest in the Collateral and shall, subject to the rights of the holders of the Permitted Liens, at its own reasonable cost and expense, cause, or assist the Lenders to cause that security interest to be perfected and continue perfected so long as the Note or any portion of the Note is outstanding, unpaid or executory. For purposes of the perfection of the Lenders’ security interest in the Collateral in accordance with the requirements of this Agreement, the Borrower shall, subject to the rights of the holders of the Permitted Liens, from time to time at the request of the Lenders file or record, or cause to be filed or recorded, such instruments, documents and notices, including assignments, financing statements and continuation statements, as the Lenders may reasonably deem necessary or advisable from time to time in order to perfect and continue perfected such security interest, subject to the rights of the holders of the Permitted Liens.  Subject to the rights of the holders of the Permitted Liens, The Borrower shall do all such other acts and things and shall execute and deliver all such other instruments and documents, including further security agreements, pledges, endorsements, assignments and notices, as the Lenders in their discretion may reasonably deem necessary or advisable from time to time in order to perfect and preserve the priority of such security interest as a first lien security interest in the Collateral prior to the rights of all third persons, firms and entities, subject to the Permitted Liens and except as may be otherwise provided in this Agreement. The Borrower agrees that a carbon, photographic or other reproduction of this Agreement or a financing statement is sufficient as a financing statement and may be filed instead of the original.

6.                  Insurance. Risk of loss of, damage to or destruction of the Equipment, Inventory and Fixtures is on the Borrower. The Borrower shall insure the Equipment, Inventory and Fixtures against such risks and casualties and in such amounts and with such insurance companies as is ordinarily carried by corporations or other entities engaged in the same or similar businesses and similarly situated or as otherwise reasonably required by the Lenders in their sole discretion. In the event of loss of, damage to or destruction of the Equipment, Inventory or Fixtures during the term of this Agreement, the Borrower shall promptly notify Lenders of such loss, damage or destruction. At the reasonable request of the Lenders, the Borrower’s policies of insurance shall contain loss payable clauses in favor of the Borrower and the Lenders as their respective interests may appear and shall contain provision for notification of the Lenders thirty (30) days prior to the termination of such policy. At the request of the Lenders, copies of all such policies, or certificates evidencing the same, shall be deposited with the Lenders. If the Borrower fails to effect and keep in full force and effect such insurance or fail to pay the premiums when due, the Lenders may (but shall not be obligated to) do so for the account of the Borrower and add the cost thereof to the Note.  Subject to the rights of the holders of the Permitted Liens, The Lenders are irrevocably appointed attorney-in-fact of the Borrower to endorse any draft or check which may be payable to the Borrower in order to collect the proceeds of such insurance. Unless an Event of Default has occurred and is continuing, the Lenders, subject to the rights of the holders of the Permitted Liens, will turn over to the Borrower the proceeds of any such insurance collected by it on the condition that the Borrower apply such proceeds either (i) to the repair of damaged Equipment, Inventory or Fixtures, or (ii) to the replacement of destroyed Equipment, Inventory or Fixtures with Equipment, Inventory or Fixtures of the same or similar type and function and of at least equivalent value (in the sole judgment of the Lenders), provided such replacement Equipment, Fixtures or Inventory is made subject to the security interest created by this Agreement and constitutes a first lien security interest in the Equipment, Inventory and Fixtures subject only to Permitted Liens and other security interests permitted under this Agreement, and is perfected by the filing of financing statements in the appropriate public offices and the taking of such other action as may be necessary or desirable in order to perfect and continue perfected such security interest. Any balance of insurance proceeds remaining in the possession of the Lenders after payment in full of the Note shall be paid over to the Borrower or its order.

7.                  Maintenance and Repair. The Borrower shall maintain the Equipment, Inventory and Fixtures, and every portion thereof, in good condition, repair and working order, reasonable wear and tear alone excepted, and shall pay and discharge all taxes, levies and other impositions assessed or levied thereon as well as the cost of repairs to or maintenance of the same. If the Borrower fails to do so, the Lenders may (but shall not be obligated to) pay the cost of such repairs or maintenance and such taxes, levies or impositions for the account of the Borrower and add the amount of such payments to the Note.

8.                  Preservation of Rights Against Third Parties; Preservation of Collateral in Lenders’s Possession. Until such time as the Lenders exercise their right to effect direct collection of the Accounts and the Chattel Paper and to effect the enforcement of the Borrower’s contract rights, the Borrower assumes full responsibility for taking any and all commercially reasonable steps to preserve rights in respect of the Accounts and the Chattel Paper and their contracts against prior parties. The Lenders shall be deemed to have exercised reasonable care in the custody and preservation of such of the Collateral as may come into its possession from time to time if the Lenders take such action for that purpose as the Borrower shall request in writing, provided that such requested action shall not, in the judgment of the Lenders, impair the Lenders’ security interest in the Collateral or its right in, or the value of, the Collateral, and provided further that the Lenders receive such written request in sufficient time to permit the Lenders to take the requested action.

9.                  Events of Default and Remedies.

(a) If any one or more of the Events of Default shall occur or shall exist, the Collateral Agent may then or at any time thereafter, so long as such default shall continue, subject to the rights of the holders of the Permitted Liens, foreclose the lien or security interest in the Collateral in any way permitted by law, or upon fifteen (15) days prior written notice to the Borrower, sell any or all Collateral at private sale at any time or place in one or more sales, at such price or prices and upon such terms, either for cash or on credit, as the Collateral Agent, in its sole discretion, may elect, or sell any or all Collateral at public auction, either for cash or on credit, as the Collateral Agent, in its sole discretion, may elect, and at any such sale, the Collateral Agent may bid for and become the purchaser of any or all such Collateral.  Subject to the rights of the holders of the Permitted Liens, pending any such action the Collateral Agent may liquidate the Collateral.

(b) If any one or more of the Events of Default shall occur or shall exist, the Collateral Agents may then, or at any time thereafter, so long as such default shall continue, grant extensions to, or adjust claims of, or make compromises or settlements with, debtors, guarantors or any other parties with respect to Collateral or any securities, guarantees or insurance applying thereon, without notice to or the consent of the Borrower, without affecting the Borrower’s liability under this Agreement or the Note. The Borrower waives notice of acceptance, of nonpayment, protest or notice of protest of any Accounts or Chattel Paper, any of its contract rights or Collateral and any other notices to which the Borrower may be entitled.

(c) If any one or more of the Events of Default shall occur or shall exist and be continuing, then in any such event, the Collateral Agent shall, subject to the rights of the holders of the Permitted Liens, have such additional rights and remedies in respect of the Collateral or any portion thereof as are provided by the Code and such other rights and remedies in respect thereof which it may have at law or in equity or under this Agreement, including without limitation the right to enter any premises where Equipment, Inventory and/or Fixtures are located and take possession and control thereof without demand or notice and without prior judicial hearing or legal proceedings, which the Borrower expressly waives.

(d) The Collateral Agent shall, subject to the rights of the holders of the Permitted Liens, apply the Proceeds of any sale or liquidation of the Collateral, and, subject to Section 5, any Proceeds received by the Collateral Agent from insurance, first to the payment of the reasonable costs and expenses incurred by the Collateral Agent in connection with such sale or collection, including without limitation reasonable attorneys’ fees and legal expenses; second to the payment of the Note, pro rata, whether on account of principal or interest or otherwise as the Collateral Agent, in its sole discretion, may elect, and then to pay the balance, if any, to the Borrower or as otherwise required by law. If such Proceeds are insufficient to pay the amounts required by law, the Borrower shall be liable for any deficiency.

(e) Upon the occurrence of any Event of Default, the Borrower shall, subject to the rights of the holders of the Permitted Liens, promptly upon written demand by the Collateral Agent assemble the Equipment, Inventory and Fixtures and make them available to the Lenders at a place or places to be designated by the Collateral Agent The rights of the Collateral Agent under this paragraph to have the Equipment, Inventory and Fixtures assembled and made available to it is of the essence of this Agreement and the Collateral Agent may, at its election, enforce such right by an action in equity for injunctive relief or specific performance, without the requirement of a bond.

10.              Defeasance. Notwithstanding anything to the contrary contained in this Agreement upon payment and performance in full of the Note, this Agreement shall terminate and be of no further force and effect and the Lenders shall thereupon terminate their security interest in the Collateral. Until such time, however, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns, provided that, without the prior written consent of the Lenders, the Borrower may not assign this Agreement or any of its rights under this Agreement or delegate any of its duties or obligations under this Agreement and any such attempted assignment or delegation shall be null and void. This Agreement is not intended and shall not be construed to obligate the Lenders to take any action whatsoever with respect to the Collateral or to incur expenses or perform or discharge any obligation, duty or disability of the Borrower.

11.              The Collateral Agent.

(a)                Delegation of Duties.  The Collateral Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys in fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties.  The Collateral Agent shall not be responsible for the negligence or misconduct of any agent or attorney in fact that it selects with reasonable care.

(b)               Liability of Collateral Agent.  None of the Collateral Agent Related Persons (as defined below) shall (i) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct), or (ii) be responsible in any manner to any of the Lenders for any recital, statement, representation or warranty made by any other party, or any officer thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Collateral Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of  any other party to this Agreement or any other Loan Document to perform its obligations hereunder or thereunder.  No Collateral Agent Related Person shall be under any obligation to the Lenders to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of the Borrower or any of the Borrower’s Subsidiaries or Affiliates.  “Collateral Agent Related Persons” means the Collateral Agent and any successor agent arising hereunder, together with their respective affiliates, and the officers, directors, employees, agents and attorneys-in-fact of such persons and affiliates.

(c)                Reliance by Collateral Agent.  The Collateral Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper person or persons, and upon advice and statements of legal counsel (including counsel to the Borrower), independent accountants and other experts selected by the Collateral Agent. The Collateral Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Majority Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action.  The Collateral Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Lenders and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Lenders.

(d)               Notice of Default.  The Collateral Agent shall not be deemed to have knowledge or notice of the occurrence of any default or Event of Default, except with respect to defaults in the delivery of any documents or certificates required to be delivered to the Collateral Agent hereunder for the benefit of the Lenders, unless the Collateral Agent shall have received written notice from the Lenders or the Borrower referring to this Agreement, describing such default or Event of Default and stating that such notice is a “notice of default”.  The Collateral Agent will notify the Lenders of its receipt of any such notice.  The Collateral Agent shall take such action with respect to such Default or Event of Default as may be requested by the Majority Lenders in accordance with this Agreement; provided, however, that unless and until the Collateral Agent has received any such request, the Collateral Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such default or Event of Default as it shall deem advisable or in the best interest of the Lenders.

(e)                Indemnification of Collateral Agent.  Whether or not the transactions contemplated hereby and by the other Loan Documents are consummated, the Lenders shall indemnify upon demand the Collateral Agent Related Persons (to the extent not reimbursed by or on behalf of the Borrower and without limiting the obligation of the Borrower to do so), pro rata, from and against any and all Indemnified Liabilities (as defined below); provided, however, that the Lenders shall not be liable for the payment to the Collateral Agent Related Persons of any portion of such Indemnified Liabilities resulting solely from such Person’s gross negligence or willful misconduct.  Without limitation of the foregoing, the Lenders shall not reimburse the Collateral Agent upon demand for its ratable share of any costs or out of pocket expenses (including fees and disbursements of legal counsel) incurred by the Collateral Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Collateral Agent is not reimbursed for such expenses by or on behalf of the Borrower.  Notwithstanding the foregoing, the Lenders shall not be required to pay, in total under this paragraph (e) and any similar provision in any other Loan Document, any amount in excess of the total principal amount of the Note.  The undertaking in this paragraph shall survive the payment of all obligations hereunder and the resignation or replacement of the Collateral Agent.  “Indemnified Liabilities” means all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses and disbursements (including fees and disbursements of legal counsel) of any kind or nature whatsoever which may at any time (including at any time following repayment of the Note and the termination, resignation or replacement of the Collateral Agent)  be imposed on, incurred by or asserted against any Collateral Agent Related Person in any way relating to or arising out of this Agreement or any document contemplated by or referred to herein, or the transactions contemplated hereby and thereby, or any action taken or omitted by any such Collateral Agent Related Person under or in connection with any of the foregoing, including with respect to any investigation, litigation or proceeding (including any bankruptcy or insolvency proceeding or appellate proceeding) related to or arising out of this Agreement or the Note or the other Loan Documents or the use of the proceeds thereof, whether or not any Collateral Agent Related Person is a party thereto.

(f)                Collateral Agent in Individual Capacity.  Any Collateral Agent Related Person may engage in transactions with, make loans to, acquire equity interests in and generally engage in any kind of business with the Borrower and their affiliates, including purchasing and holding Note, as though the Collateral Agent were not the Collateral Agent hereunder and without notice to or consent of the Lenders.  The Lenders acknowledge that, pursuant to such activities, any Collateral Agent Related Person may receive information regarding the Borrower and their affiliates (including information that may be subject to confidentiality obligations in favor of the Borrower and their affiliates) and acknowledge that the Collateral Agent shall be under no obligation to provide such information to them.  With respect to any Note it holds, a Collateral Agent Related Person shall have the same rights and powers under this Agreement as the Lenders and may exercise the same as though the Collateral Agent were not the Collateral Agent, and the term “Lenders” includes, without limitation, any such Collateral Agent Related Person in its individual capacity.

(g)               Successor Collateral Agent.  The Collateral Agent may, and at the request of the Majority Lenders shall, resign as Collateral Agent upon 30 days’ notice to the Lenders.  If the Collateral Agent resigns under this Agreement, the Majority Lenders shall appoint from among the Lenders a successor agent for the Lenders, which successor agent shall be approved by the Borrower, such approval not to be unreasonably withheld.  If no successor agent is appointed prior to the effective date of the resignation of the Collateral Agent, the Collateral Agent may appoint, after consulting with the Lenders and the Borrower, a successor agent from among the Lenders.  Upon the acceptance of its appointment as successor agent hereunder, such successor agent shall succeed to all the rights, powers and duties of the retiring Collateral Agent and the term “Collateral Agent” shall mean such successor agent and the retiring Collateral Agent’s appointment, powers and duties as Collateral Agent shall be terminated. After any retiring Collateral Agent’s resignation hereunder as Collateral Agent, the provisions of this Section 11 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Collateral Agent under this Agreement.  If no successor agent has accepted appointment as Collateral Agent by the date which is 30 days following a retiring Collateral Agent’s notice of resignation, the retiring Collateral Agent’s resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of the Collateral Agent hereunder until such time, if any, as the Majority Lenders appoint a successor agent as provided for above.

12.              Miscellaneous.

(a) The provisions of this Agreement are intended to be severable. If any provision of this Agreement shall for any reason be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability of such provision in any other jurisdiction or any other provision of this Agreement in any jurisdiction.

(b) No failure or delay on the part of the Lenders in exercising any right, remedy, power or privilege under this Agreement and the Note shall operate as a waiver thereof or of any other right, remedy, power or privilege of the Lenders under this Agreement, the Note or any of the other Loan Documents; nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other right, remedy, power or privilege or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges of the Lenders under this Agreement, the Note and the other Loan Documents are cumulative and not exclusive of any rights or remedies which they may otherwise have.

(c) Unless otherwise provided herein, all demands, notices, consents, service of process, requests and other communications hereunder shall be in writing and shall be delivered in person or by overnight courier service, or mailed by certified mail, return receipt requested, addressed:

If to Borrower:

            CIG Wireless Corp.

5 Concourse Parkway, Suite 3100
Atlanta, GA, 30328

Attention: Paul McGinn, Chief Executive Officer

with a copy to:

Wuersch  & Gering LLP

100 Wall Street, 21st Floor

New York, New York 10005

Attn:  Travis L. Gering

If to Collateral Agent, to the address set forth on the signature page hereto.

Any such notice shall be effective when delivered, if delivered by hand delivery, overnight courier service, or U.S. Mail return receipt requested.

(d) The section headings contained in this Agreement are for reference purposes only and shall not control or affect its construction or interpretation in any respect.

(e) Unless the context otherwise requires, all terms used in this Agreement which are defined by the Code shall have the meanings stated in the Code.

(f) The Code shall govern the settlement, perfection and the effect of attachment and perfection of the Lenders’ security interest in the Collateral, and the rights, duties and obligations of the Lenders and the Borrower with respect to the Collateral. This Agreement shall be deemed to be a contract under the laws of the State of New York and the execution and delivery of this Agreement and, to the extent not inconsistent with the preceding sentence, the terms and provisions of this Agreement shall be governed by and construed in accordance with the laws of that State.

(g) This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument. All of such counterparts shall be read as though one, and they shall have the same force and effect as though all the signers had signed a single page.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, and intending to be legally bound, the parties have executed and delivered this Security Agreement as of the day and year set forth at the beginning of this Security Agreement.

BORROWER: CIG WIRELESS CORP. By: /s/ Paul McGinn Name: Paul McGinn Title: CEO

ACCEPTED BY:

LENDERS:

By:      /s/ Arthur Davis

Name:  Arthur Davis

Title:     President

Address for Notices: Rue Des Moulins 3

CH-1290 Versoix, Switzerland